UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2003

Reptron Electronics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-23426	38-2081116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida 33626

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 891-4058

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

EXHIBIT	DESCRIPTION
99.1	Press Release of Reptron Electronics, Inc., dated August 19, 2003 (furnished pursuant to Item 12 of Form 8-K)

Item 12.	Results of Operation and Financial Condition.

The information required to be furnished under this “Item 12. Results of Operation and Financial Condition” and Exhibit 99.1 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, except if Reptron Electronics, Inc. specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended or the Exchange Act.

On August 19, 2003, Reptron Electronics, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC. (Registrant)

August 19, 2003	By:	/s/ PAUL J. PLANTE
Paul J. Plante President, Chief Operating and Principal Accounting Officer